                              BENEFIT PLANS AND
                    EMPLOYMENT MATTERS ALLOCATION AGREEMENT

                                    between

                           U.S. LONG DISTANCE CORP.

                                      and

                      BILLING INFORMATION CONCEPTS CORP.

                               TABLE OF CONTENTS


ARTICLE 1         DEFINITIONS..............................................  1
      1.1   DEFINITIONS....................................................  1
            Billing Business...............................................  1
            Billing Stock Option...........................................  1
            Code...........................................................  1
            Commission.....................................................  1
            Common Stock...................................................  2
                  (i)   BILLING COMMON STOCK...............................  2
                  (ii)  EMPLOYER COMMON STOCK..............................  2
                  (iii) USLD COMMON STOCK..................................  2
            Company Contribution...........................................  2
            Current Plan Year..............................................  2
            Cutoff Date....................................................  2
            Deferred Compensation Plan.....................................  2
                  (i)   USLD EXECUTIVE COMPENSATION DEFERRAL PLAN..........  2
                  (ii)  USLD DIRECTOR COMPENSATION DEFERRAL PLAN...........  2
                  (iii) BILLING EXECUTIVE COMPENSATION DEFERRAL PLAN.......  2
                  (iv)  BILLING DIRECTOR COMPENSATION DEFERRAL PLAN........  3
            Distribution Agreement.........................................  3
            Distribution Date..............................................  3
            Employee.......................................................  3
                  (i)   USLD TERMINEE......................................  3
                  (ii)  RETAINED EMPLOYEE..................................  3
                  (iii) RETAINED INDIVIDUAL................................  3
                  (iv)  BILLING TERMINEE...................................  3
                  (v)   BILLING EMPLOYEE...................................  3
                  (vi)  BILLING INDIVIDUAL.................................  3
            ERISA..........................................................  3
            Existing USLD Stock Option.....................................  4
            401(k) Retirement..............................................  4
                  (i)   USLD 401(k) RETIREMENT PLAN........................  4
                  (ii)  BILLING 401(k) RETIREMENT PLAN.....................  4
            IRS............................................................  4
            Medical/Dental Plan............................................  4
                  (i)   USLD MEDICAL/DENTAL PLANS..........................  4
                  (ii)  BILLING MEDICAL/DENTAL PLANS.......................  4
            Nonqualified Award.............................................  4
            Plan...........................................................  4
            Post-Conversion Stock Price....................................  4
            Qualified Beneficiary..........................................  5
                  (i)   USLD FUTURE QUALIFIED BENEFICIARY..................  5
                  (ii)  USLD CURRENT QUALIFIED BENEFICIARY.................  5
                  (iii) BILLING FUTURE QUALIFIED BENEFICIARY...............  5
            Retained Business..............................................  5

            Service Credit.................................................  5
            Stock Plans....................................................  5
                  (i)   USLD 1990 EMPLOYEE STOCK OPTION PLAN...............  5
                  (ii)  USLD 1993 NON-EMPLOYEE DIRECTOR PLAN...............  5
                  (iii) USLD 1995 EMPLOYEE RESTRICTED STOCK PLAN...........  5
                  (iv)  BILLING 1996 EMPLOYEE COMPREHENSIVE STOCK PLAN.....  6
                  (v)   BILLING NON-EMPLOYEE DIRECTOR PLAN.................  6
            Stock Purchase Plan............................................  6
            Subsidiary.....................................................  6
                  (i)   RETAINED SUBSIDIARY................................  6
                  (ii)  BILLING SUBSIDIARY.................................  6
            USLD...........................................................  6
            Welfare Plan...................................................  6
      1.2   CERTAIN CONSTRUCTIONS..........................................  6
      1.3   SCHEDULES; SECTIONS............................................  6
      1.4   SURVIVAL.......................................................  6

ARTICLE 2         EMPLOYEE BENEFITS........................................  7
      2.1   EMPLOYMENT.....................................................  7
            (a)   ALLOCATION OF RESPONSIBILITIES ON DISTRIBUTION DATE......  7
            (b)   SERVICE CREDITS..........................................  7
                  (i)   DISTRIBUTION DATE TRANSFERS........................  7
                  (ii)  POST-DISTRIBUTION DATE TERMINATIONS................  7
      2.2   401(k) RETIREMENT PLANS........................................  7
            (a)   CONTINUATION OF USLD 401(k) RETIREMENT PLAN..............  7
            (b)   ESTABLISHMENT OF THE BILLING 401(k) RETIREMENT PLAN......  7
            (c)   OBLIGATION TO MAKE COMPANY CONTRIBUTION..................  8
            (d)   ADJUSTMENT MADE TO ACCOUNT BALANCES......................  8
            (e)   TRANSFER AND ACCEPTANCE OF ACCOUNT BALANCES..............  8
            (f)   USLD TO PROVIDE INFORMATION..............................  8
            (g)   REGULATORY FILINGS.......................................  8
      2.3   COMPENSATION DEFERRAL PLANS....................................  9
            (a)   USLD COMPENSATION DEFERRAL PLANS.........................  9
            (b)   BILLING COMPENSATION DEFERRAL PLANS......................  9
      2.4   STOCK PLANS....................................................  9
            (a)   USLD STOCK OPTION PLAN AND RESTRICTED STOCK PLAN.........  9
            (b)   BILLING COMPREHENSIVE STOCK PLAN AND NON-EMPLOYEE
                    DIRECTOR PLAN.......................................... 10
            (c)   EFFECT OF THE DISTRIBUTION ON GRANTS AND AWARDS MADE
                   PRIOR TO THE CUTOFF DATE................................ 10
                  (i)   RESTRICTED STOCK................................... 10
                  (ii)  GRANT OF STOCK OPTIONS............................. 10
                  (iii) ADJUSTMENT AND SETTING OF EXERCISE PRICES.......... 11
            (d)   COMMUNICATION REGARDING TERMINATION OF EMPLOYMENT,
                    VESTING AND LAPSE OF RESTRICTIONS...................... 11
      2.5   STOCK PURCHASE PLAN............................................ 11
            (a)   USLD STOCK PURCHASE PLAN................................. 11

            (b)   BILLING STOCK PURCHASE PLAN.............................. 11
      2.6   MEDICAL/DENTAL PLAN LIABILITY AND COVERAGE..................... 12
            (a)   USLD..................................................... 12
            (b)   BILLING. ................................................ 12
            (c)   CONTINUATION COVERAGE ADMINISTRATION..................... 12
      2.7   VACATION AND SICK PAY LIABILITIES.............................. 13
            (a)   DIVISION OF LIABILITIES.................................. 13
            (b)   FUNDED RESERVES.......................................... 13
      2.8   PRESERVATION OF RIGHT TO AMEND OR TERMINATE PLANS.............. 13
      2.9   NOTICE......................................................... 13
      2.10  PAYROLL REPORTING AND WITHHOLDING.............................. 14
            (a)   FORM W-2 REPORTING....................................... 14
            (b)   FORMS W-4 AND W-5........................................ 14
            (c)   GARNISHMENTS, TAX LEVIES, CHILD SUPPORT ORDERS, QUALIFIED
                  MEDICAL CHILD SUPPORT ORDERS AND WAGE ASSIGNMENTS........ 14
            (d)   AUTHORIZATIONS FOR PAYROLL DEDUCTIONS.................... 14

ARTICLE 3         LABOR AND EMPLOYMENT MATTERS............................. 15
      3.1   SEPARATE EMPLOYERS............................................. 15
      3.2   EMPLOYMENT POLICIES AND PRACTICES.............................. 15
      3.3   CLAIMS......................................................... 15
            (a)   SCOPE.................................................... 15
            (b)   EMPLOYMENT-RELATED CLAIMS................................ 15
            (c)   OBLIGATION TO INDEMNIFY.................................. 15
            (d)   PRE-DISTRIBUTION CLAIMS.................................. 16
            (e)   DISTRIBUTION AND OTHER JOINT LIABILITY CLAIMS............ 16
            (f)   POST-DISTRIBUTION EMPLOYMENT-RELATED CLAIMS.............. 16
      3.4   FUNDING OF PLANS............................................... 16
      3.5   NOTICE OF CLAIMS............................................... 16
      3.6   ASSUMPTION OF EMPLOYMENT TAX RATES............................. 16
      3.7   INTERCOMPANY SERVICE CHARGE.................................... 17
      3.8   WARN CLAIMS.................................................... 17
      3.9   EMPLOYEES ON LEAVE OF ABSENCE.................................. 17
      3.10  NO THIRD-PARTY BENEFICIARY RIGHTS.............................. 17
      3.11  ATTORNEY-CLIENT PRIVILEGE...................................... 17

ARTICLE 4         DEFAULT.................................................. 17
      4.1   DEFAULT........................................................ 17
      4.2   FORCE MAJEURE.................................................. 17

ARTICLE 5         MISCELLANEOUS............................................ 18
      5.1   RELATIONSHIP OF PARTIES........................................ 18
      5.2   ACCESS TO INFORMATION; COOPERATION............................. 18
      5.3   ASSIGNMENT..................................................... 18
      5.4   HEADINGS....................................................... 18
      5.5   SEVERABILITY OF PROVISIONS..................................... 18
      5.6   PARTIES BOUND.................................................. 18

      5.7   NOTICES........................................................ 18
      5.8   FURTHER ACTION................................................. 19
      5.9   WAIVER......................................................... 19
      5.10  GOVERNING LAW.................................................. 19
      5.11  CONSENT TO JURISDICTION........................................ 19
      5.12  ENTIRE AGREEMENT............................................... 19

                               BENEFIT PLANS AND
                   EMPLOYMENT MATTERS ALLOCATION AGREEMENT


      THIS BENEFIT PLANS AND EMPLOYMENT MATTERS ALLOCATION AGREEMENT ("Agreement") is made and entered into as of July 10, 1996, by and between U.S. LONG DISTANCE CORP., a Delaware corporation ("USLD"), and BILLING INFORMATION CONCEPTS CORP., a Delaware corporation ("Billing").

                              R E C I T A L S:


      WHEREAS, subject to certain conditions, USLD intends to pay a special dividend to the holders of USLD Common Stock on a one share-for-one share basis, consisting of all outstanding shares of Billing Information Concepts Corp. common stock (the "Distribution"); and

      WHEREAS, in connection with this special dividend, USLD and Billing have entered into a Distribution Agreement (the "Distribution Agreement") dated as of July 10, 1996; and

      WHEREAS, pursuant to the aforesaid Distribution Agreement, USLD and Billing have agreed to enter into an agreement allocating responsibilities with respect to employee compensation, benefit plans, labor and certain other employment matters pursuant to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, USLD and Billing agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

      1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated below:

      BILLING BUSINESS. Any business or operation of USLD or its Subsidiaries that is, pursuant to the Distribution Agreement, defined as the Billing Group Business, or which is to be conducted, following the Distribution, by Billing or any Billing Subsidiary.

      BILLING STOCK OPTION. An option to acquire Billing Common Stock granted under the Billing 1996 Employee Comprehensive Stock Plan or Billing Non-Employee Director Plan.

      CODE. The Internal Revenue Code of 1986, as amended, or any successor legislation.

      COMMISSION.  The Securities and Exchange Commission.

      COMMON STOCK. The common stock of USLD or Billing, as more specifically described below:

            (i) BILLING COMMON STOCK. The common stock, par value $.01 per share, of Billing;

            (ii) EMPLOYER COMMON STOCK. USLD Common Stock in the case of Retained Employees and USLD Terminees and Billing Common Stock in the case of Billing Employees; or

            (iii) USLD COMMON STOCK. The common stock, par value $.01 per share, of USLD.

      COMPANY CONTRIBUTION. The Company Contribution of USLD under the USLD 401(k) Retirement Plan (as provided in the USLD 401(k) Retirement Plan document), as may be supplemented in the sole and absolute discretion of the USLD Board of Directors.

      CURRENT PLAN YEAR. The plan year or fiscal year, whichever is applicable with respect to any Plan, during which the Distribution occurs.

      CUTOFF DATE.  The date immediately preceding the Distribution Date.

      DEFERRED COMPENSATION PLAN. A plan of deferred compensation that is not tax-qualified under Section 401(a) of the Code and that is maintained for Employees of USLD or Billing and their beneficiaries, as described below:

            (i) USLD EXECUTIVE COMPENSATION DEFERRAL PLAN. The current USLD Executive Compensation Deferral Plan, restated as of December 12, 1995, through which eligible executives of USLD may defer current compensation for retirement or other purposes, and that serves as the means by which amounts that would otherwise exceed certain limitations for contributions to the tax-qualified USLD 401(k) Retirement Plan are credited and automatically deferred;

            (ii) USLD DIRECTOR COMPENSATION DEFERRAL PLAN. The current USLD Director Compensation Deferral Plan, restated as of December 19, 1995, through which members of USLD's Board of Directors may defer current compensation for retirement or other purposes, and that serves as a means by which amounts that would otherwise exceed certain limitations for contributions to tax qualified retirement plans are credited and automatically deferred;

            (iii) BILLING EXECUTIVE COMPENSATION DEFERRAL PLAN. The Billing Executive Compensation Deferral Plan, adopted as of July 10, 1996, but effective as of the Distribution Date, through which eligible executives of Billing may defer current compensation for retirement or other purposes, and that serves as the means by which amounts that would otherwise exceed certain limitations for contributions to the tax-qualified Billing 401(k) Retirement Plan are credited and automatically deferred; or

            (iv) BILLING DIRECTOR COMPENSATION DEFERRAL PLAN. The Billing Director Compensation Deferral Plan, adopted as of July 10, 1996, but effective as of the Distribution Date, through which members of Billing's Board of Directors may defer current compensation for retirement or other purposes, and that serves as a means by which amounts that would otherwise exceed certain limitations for contributions to tax qualified retirement plans are credited and automatically deferred.

      DISTRIBUTION AGREEMENT. The agreement described in the second recital of this Agreement.

      DISTRIBUTION DATE.  The date on which the Distribution occurs.

      EMPLOYEE. An individual who, on the Distribution Date, is identified as being in any of the following categories:

            (USLD CATEGORIES OF EMPLOYEES)

            (i) USLD TERMINEE. Any individual formerly employed in any Retained Business of USLD or of any Subsidiary of USLD who terminated such employment prior to the Distribution Date, including, but not limited to, any USLD Employee who has retired from a Retained Business prior to the Distribution Date;

            (ii) RETAINED EMPLOYEE. Any individual who is an Employee of USLD or any Retained Subsidiary on the Distribution Date; or

            (iii) RETAINED INDIVIDUAL. Any individual who (i) is a Retained Employee, or (ii) is, as of the Cutoff Date, a USLD Terminee whose last employment with USLD or a Retained Subsidiary was with a Retained Business or any Retained Subsidiary, or (iii) is a beneficiary of any individual described in clause (i) or (ii).

            (BILLING CATEGORIES OF EMPLOYEES)

            (iv) BILLING TERMINEE. Any individual formerly employed by any Billing Business or any Subsidiary of USLD who terminated such employment prior to the Distribution Date, including, but not limited to, any Billing Employee who has retired from a Billing Business prior to the Distribution Date;

            (v) BILLING EMPLOYEE. Any individual who is an Employee of Billing or any Billing Subsidiary on the Distribution Date; or

            (vi) BILLING INDIVIDUAL. Any individual who (i) is a Billing Employee, or (ii) is, as of the Cutoff Date, a Billing Terminee whose last employment with USLD or a Retained Subsidiary was with a Billing Business or any Billing Subsidiary, or (iii) is a beneficiary of any individual specified in clause (i) or (ii).

      ERISA. The Employee Retirement Income Security Act of 1974, as amended, or any successor legislation.

      EXISTING USLD STOCK OPTION. An unexercised option to purchase USLD Common Stock held by a grantee on the Cutoff Date pursuant to the USLD 1990 Employee Stock Option Plan or USLD 1993 Non-Employee Director Plan.

      401(k) RETIREMENT PLAN. A defined contribution plan maintained pursuant to Section 401(k) or 401(a) of the Code for Employees and their beneficiaries, as specifically identified using one of the categories described below:

            (i) USLD 401(k) RETIREMENT PLAN. The USLD Employees' 401(k) Retirement Plan and Trust, as in effect prior to the Distribution Date; or

            (ii) BILLING 401(k) RETIREMENT PLAN. The Billing Employees' 401(k) Retirement Plan and Trust to be adopted by Billing and to become effective on the Distribution Date.

      IRS.  The Internal Revenue Service.

      MEDICAL/DENTAL PLAN. A Welfare Plan providing health benefits to Employees of USLD and their dependents, or to Employees of Billing and their dependents, as described below:

            (i) USLD MEDICAL/DENTAL PLANS. The existing USLD Medical/Dental Plans maintained prior to the Distribution primarily for the benefit of Retained Employees and Billing Employees and continued by USLD after the Distribution Date pursuant to Section 2.6; or

            (ii) BILLING MEDICAL/DENTAL PLANS. The Medical/Dental Plans to be established by Billing in accordance with Section 2.6.

      NONQUALIFIED AWARD. An award under the USLD 1990 Employee Stock Option Plan, the USLD Non-Employee Director Plan or the Billing 1996 Employee Comprehensive Stock Plan of a stock option that is not qualified as an incentive stock option under Code Section 422.

      PLAN. Any plan, policy, arrangement, contract or agreement providing compensation or benefits for any group of Employees or former employees or for any individual Employee or former employee or the dependents or beneficiaries of any such Employee or former employee, whether formal or informal or written or unwritten, and including, without limitation, any means, whether or not legally required, pursuant to which any benefit is provided by an employer to any Employee or former employee or the beneficiaries of any such Employee or former employee. The term "Plan" as used in this Agreement does not include any contract, agreement or understanding entered into by USLD prior to the Distribution or by USLD or Billing after the Distribution and relating to settlement of actual or potential employee-related litigation claims.

      POST-CONVERSION STOCK PRICE. The per share price of USLD Common Stock or Billing Common Stock, as applicable, equal to the average of the closing sales price per share of that Common Stock on the Nasdaq National Market for each of ten consecutive trading days beginning with and including the Distribution Date.

      QUALIFIED BENEFICIARY.  An individual (or dependent thereof) who either
(1) experiences a "qualifying event" (as that term is defined in Code Section 4980B(f)(3) and ERISA 603) while a participant in any Medical/Dental Plan, or
(2) becomes a "qualified beneficiary" (as that term is defined in Code Section 4980B(g)(1) and ERISA 607(3)) under any Medical/Dental Plan, and who is included in any one of the following categories:

            (i) USLD FUTURE QUALIFIED BENEFICIARY. Any person who becomes a Qualified Beneficiary on or after the Distribution Date under any USLD Medical/Dental Plan;

            (ii) USLD CURRENT QUALIFIED BENEFICIARY. Any USLD Terminee who on or before the Cutoff Date, was a Qualified Beneficiary under any USLD Medical/Dental Plan;

            (iii) BILLING FUTURE QUALIFIED BENEFICIARY. Any person who becomes a Qualified Beneficiary after the Cutoff Date under any Billing Medical/Dental Plan; or

            (iv) BILLING CURRENT QUALIFIED BENEFICIARY. Any Billing Terminee who on or before the Cutoff Date was a Qualified Beneficiary under any USLD Medical/Dental Plan.

      RETAINED BUSINESS. Any business or operation of USLD or its Subsidiaries that is, pursuant to the Distribution Agreement, defined as the Telecommunications Group Business, or that is to be conducted, following the Distribution, by USLD or any Retained Subsidiary.

      SERVICE CREDIT. The period taken into account under any Plan for purposes of determining length of service or plan participation to satisfy eligibility, vesting, benefit accrual and similar requirements under such Plan.

      STOCK PLANS. Stock based incentive Plans maintained for Employees and Non-Employee Directors of USLD or Billing and their respective beneficiaries, as described below:

            (i) USLD 1990 EMPLOYEE STOCK OPTION PLAN. A stock-based incentive compensation Plan providing for awards of stock options maintained for employees of USLD and its subsidiaries, and their beneficiaries, adopted in 1990 and continued by USLD pursuant to Section 2.4(a);

            (ii) USLD 1993 NON-EMPLOYEE DIRECTOR PLAN. A stock-based incentive compensation Plan providing for awards of stock options maintained for non-employee directors of USLD and its subsidiaries, and their beneficiaries, adopted in 1993 (which incorporated and expanded a 1991 non-employee director plan) and continued pursuant to Section 2.4(a);

            (iii) USLD 1995 EMPLOYEE RESTRICTED STOCK PLAN. A stock-based incentive compensation Plan providing for awards of restricted stock maintained for employees of USLD and its subsidiaries, and their beneficiaries, adopted in 1995 and continued by USLD pursuant to Section 2.4(a);

            (iv) BILLING 1996 EMPLOYEE COMPREHENSIVE STOCK PLAN. A stock-based incentive compensation Plan providing for awards of stock options and restricted stock maintained for employees of Billing, its parent and subsidiaries, and their beneficiaries, adopted by USLD as sole stockholder of Billing on July 10, 1996, but effective as of the date of effectiveness of Billing's Registration Statement on Form 10 filed under the Securities Exchange Act of 1934, as amended, and continued by Billing pursuant to Section 2.4(b); or

            (v) BILLING NON-EMPLOYEE DIRECTOR PLAN. A stock-based incentive compensation Plan providing for awards of stock options to non-employee directors of Billing, its parent and subsidiaries, adopted by USLD as the sole stockholder of Billing on July 10, 1996, but effective as of the date of effectiveness of Billing's Registration Statement on Form 10 filed under the Securities Exchange Act of 1934, as amended, and continued by Billing pursuant to Section 2.4(b).


      STOCK PURCHASE PLAN.  A stock-based Plan meeting the requirements of
Section 423 of the Code, maintained for Employees of USLD or Billing.

      SUBSIDIARY. Any corporation, including each of the following categories:

            (i) RETAINED SUBSIDIARY. Any subsidiary of USLD except Billing and the Billing Subsidiaries; or

            (ii) BILLING SUBSIDIARY. Each of the Billing Group Subsidiaries as defined in the Distribution Agreement and all other Subsidiaries of Billing as defined in the Distribution Agreement at the time of the Distribution.

      USLD.  U.S. Long Distance Corp., a Delaware corporation.

      WELFARE PLAN. Any Plan that provides medical, health, disability, accident, life insurance, death, dental or any other welfare benefit, including, without limitation, any post-employment benefit.

      1.2 CERTAIN CONSTRUCTIONS. References to the singular in this Agreement shall refer to the plural and vice-versa and references to the masculine shall refer to the feminine and vice-versa.

      1.3 SCHEDULES; SECTIONS. References to a "Schedule" are, unless otherwise specified, to one of the Schedules attached to this Agreement, and references to a "Section" are, unless otherwise specified, to one of the Sections of this Agreement.

      1.4 SURVIVAL. Obligations described in this Agreement shall remain in full force and effect and shall survive the Distribution Date.

                                   ARTICLE 2

                               EMPLOYEE BENEFITS

      2.1   EMPLOYMENT.

      (a) ALLOCATION OF RESPONSIBILITIES ON DISTRIBUTION DATE. On the Distribution Date, except to the extent retained or assumed by USLD under this Agreement or any other agreement related to the Distribution, Billing shall retain or assume, as the case may be, responsibility as employer for the Billing Employees. On the Distribution Date, except to the extent retained or assumed by Billing under this Agreement or any other agreement relating to the Distribution, USLD shall retain or assume, as the case may be, responsibility as employer for the Retained Employees. The assumption or retention of responsibility as employer by USLD or Billing described in this Section 2.1 shall not, of itself, constitute a severance or a termination of employment under any plan of severance, of income or other Plan extension maintained by USLD or Billing, and no such severance, separation or termination shall be deemed to occur.

      (b)   SERVICE CREDITS.

            (i) DISTRIBUTION DATE TRANSFERS. On the Distribution Date, for purposes of determining Service Credits under any Plans, USLD shall credit each Retained Employee and Billing shall credit each Billing Employee with such Employee's Service Credits and original hire date as are reflected in the USLD payroll system records. Such Service Credits and hire date shall continue to be maintained as described herein for as long as the Employee does not terminate employment.

            (ii) POST-DISTRIBUTION DATE TERMINATIONS. Subject to the provisions of ERISA, USLD may, in the case of Retained Employees, and Billing may, in the case of Billing Employees, each in its sole discretion, make such decisions as it deems appropriate with respect to determining Service Credits for such Employees who terminate employment from the other company after the Distribution Date.

      2.2   401(k) RETIREMENT PLANS.

      (a) CONTINUATION OF USLD 401(k) RETIREMENT PLAN. Effective as of the Distribution Date, USLD shall continue sponsorship of the USLD 401(k) Retirement Plan.

      (b) ESTABLISHMENT OF THE BILLING 401(k) RETIREMENT PLAN. Effective as of the Distribution Date, Billing shall take, or cause to be taken, all action necessary and appropriate to establish and administer a new Plan named the Billing 401(k) Retirement Plan and Trust in the form approved by the Billing Board of Directors. Billing shall provide benefits under such Billing 401(k) Retirement Plan after the Distribution Date for all Billing Employees who, immediately prior to the Distribution Date, were participants in or otherwise entitled to benefits under the USLD 401(k) Retirement Plan. The Billing 401(k) Retirement Plan shall be intended to qualify for tax-favored treatment under
Section 401(a) and 401(k) of the Code and to be in compliance with the requirements of ERISA. All Billing Employees who wish to participate in the Billing 401(k) Retirement Plan will be required to enroll in the Billing 401(k) Retirement Plan as provided by such Plan.

      (c) OBLIGATION TO MAKE COMPANY CONTRIBUTION. USLD is responsible for USLD's obligation to make payment of Company Contributions under the USLD 401(k) Retirement Plan in accordance with the terms and conditions of the USLD 401(k) Retirement Plan for the period up to and including the Cutoff Date. The Company Contribution to the Billing 401(k) Retirement Plan for the remainder of the Current Plan Year shall be paid by Billing in accordance with the provisions of the Billing 401(k) Retirement Plan document and applicable law.

      (d) ADJUSTMENT MADE TO ACCOUNT BALANCES. As of the Distribution Date, the plan administrator of the USLD 401(k) Retirement Plan shall adjust the account balances of all participants entitled under such Plan to Company Contributions and forfeitures for the Current Plan Year to reflect such Company Contributions and forfeitures.

      (e) TRANSFER AND ACCEPTANCE OF ACCOUNT BALANCES. As soon as practicable after the Distribution Date, USLD shall cause the trustees of the USLD 401(k) Retirement Plan to transfer to the trustee or other funding agent of the Billing 401(k) Retirement Plan the amounts (in cash, securities, other property, plan loans, or a combination thereof) acceptable to the Billing administrator or trustee of the Billing 401(k) Retirement Plan representing the account balances of all Billing Individuals, and Billing shall credit the accounts of such individuals under the Billing 401(k) Retirement Plan with said amounts. Each such transfer shall comply with Section 414(l) of the Code and the requirements of ERISA and the regulations promulgated thereunder. Billing shall cause the trustees or other funding agent of the Plan to accept the plan-to-plan transfer from the USLD 401(k) Retirement Plan trustees, and to credit the accounts of such Billing Individuals under the Billing 401(k) Retirement Plan with amounts transferred on their behalf.

      (f) USLD TO PROVIDE INFORMATION. USLD shall provide Billing, as soon as practicable after the Distribution Date (with the cooperation of Billing to the extent that relevant information is in the possession of Billing or a Billing Subsidiary, and in accordance with Section 5.2), with a list of Billing Individuals who, to the best knowledge of USLD, were participants in or otherwise entitled to benefits under the USLD 401(k) Retirement Plan on the Cutoff Date, together with a listing of each participant's Service Credits under the USLD 401(k) Retirement Plan and a listing of each such Billing Individual's account balance thereunder. USLD shall, as soon as practicable after the Distribution Date and in accordance with Section 5.2, provide Billing with such additional information in the possession of USLD or a Retained Subsidiary (and not already in the possession of Billing or a Billing Subsidiary) as may be reasonably requested by Billing and necessary for Billing to administer effectively the Billing 401(k) Retirement Plan.

      (g) REGULATORY FILINGS. Billing and USLD shall, in connection with the plan-to-plan transfer described in Section 2.2(e), cooperate in making any and all appropriate filings required by the Commission or the IRS, or required under the Code, ERISA, or any applicable securities laws and the regulations thereunder, and take all such action as may be necessary and appropriate to cause such plan-to-plan transfer to take place as soon as practicable after the

Distribution Date or otherwise when required by law. Further, Billing shall seek a favorable IRS determination letter to the effect that the Billing 401(k) Retirement Plan, as organized, satisfies all qualification requirements under
Section 401(a) and 401(k) of the Code, and the transfers described in Section 2.2(e) shall take place as soon as practicable. Such transfers may take place pending issuance of a favorable determination letter, upon receipt of an opinion of counsel reasonably satisfactory to both USLD and Billing that the Billing Plan so qualifies, or can be made to so qualify by retroactive amendment, and that the transfer will not adversely affect the qualified status of either Plan or decrease the accrued benefits of any participant.

      2.3   COMPENSATION DEFERRAL PLANS.

      (a) USLD COMPENSATION DEFERRAL PLANS. USLD shall continue sponsorship of the USLD Executive Compensation Deferral Plan and USLD Director Compensation Deferral Plan and to provide future deferred compensation benefits thereunder accruing after the Cutoff Date for all Retained Employees and outside directors of USLD, as the case may be, who are admitted to participation in such respective Plans on or after the Distribution Date. USLD shall be responsible for all liabilities and obligations of USLD relating to Retained Individuals and such outside directors of USLD, as the case may be, accrued through the Cutoff Date with respect to the USLD Executive Compensation Deferral Plan and USLD Director Compensation Deferral Plans, respectively, along with earnings required to be credited to account balances included therein.

      (b) BILLING COMPENSATION DEFERRAL PLANS. Billing shall adopt new plans named the Billing Executive Compensation Deferral Plan and Billing Director Compensation Deferral Plan. Billing shall thereafter (1) provide similar deferred compensation opportunities to Billing Individuals and outside directors of Billing as shall have been provided to participants in the USLD Executive Compensation Deferral Plan and USLD Director Compensation Deferral Plan, respectively, prior to the Distribution Date; and (2) shall assume all liabilities and obligations of USLD relating to Billing Individuals and outside directors of Billing accrued through the Cutoff Date with respect to the USLD Executive Compensation Deferral Plan and USLD Director Compensation Deferral Plan, respectively, along with earnings required to be credited to account balances included in such Plans. The foregoing shall be subject to the requirements of ERISA and the Code. All Billing Employees who wish to participate in the Billing Executive Compensation Deferral Plan or Director Deferral Plan, as applicable, must so elect as provided by such Plan.

      2.4   STOCK PLANS.

      (a) USLD STOCK OPTION PLAN AND RESTRICTED STOCK PLAN. USLD shall continue the USLD 1990 Employee Stock Option Plan, the USLD 1993 Non-Employee Director Plan and the USLD 1995 Employee Restricted Stock Plan. All awards under these Plans will continue to be denominated in USLD Common Stock. USLD shall continue to reserve those shares already reserved under the USLD 1990 Employee Stock Option Plan, the USLD 1993 Non-Employee Director Plan and the USLD 1995 Employee Restricted Stock Plan. Additionally, USLD, after the Distribution, will cause to be reserved any additional shares identified for reservation thereunder to the extent authorized by the stockholders.

      (b) BILLING COMPREHENSIVE STOCK PLAN AND NON-EMPLOYEE DIRECTOR PLAN. Prior to the Distribution Date, Billing shall take, or cause to be taken, all action necessary and appropriate (i) to ratify the adoption of the Billing 1996 Employee Comprehensive Stock Plan and the Billing Non-Employee Director Plan, and (ii) to present such Plans to USLD, as the sole stockholder of Billing, for its approval of these Plans. All awards of options under the Billing 1996 Employee Comprehensive Stock Plan and the Billing Non-Employee Director Plan will be denominated in Billing Common Stock. To the extent authorized by USLD, its sole stockholder, prior to the Distribution Date, Billing will reserve as shares under the Billing 1996 Employee Comprehensive Stock Plan and the Billing Non-Employee Director Plan 3,500,000 shares and 400,000 shares, respectively, of Billing Common Stock, identified for reservation thereunder. Any such shares not used to grant Billing Stock Options or restricted share awards pursuant to Section 2.4(c) will be available for future awards to Billing Individuals. Billing shall administer all grants of Billing Stock Options and awards of restricted shares of Billing Common Stock under the Billing 1996 Employee Comprehensive Stock Plan and all grants of Billing Stock Options under the Billing Non-Employee Director Plan under the terms of such Plans governing such grants or awards.


      (c) EFFECT OF THE DISTRIBUTION ON GRANTS AND AWARDS MADE PRIOR TO THE CUTOFF DATE.

            (i) RESTRICTED STOCK. On the Distribution Date, the grantee of each restricted share of USLD Common Stock awarded under the USLD 1995 Employee Restricted Stock Plan shall retain such share and shall receive as part of the Distribution one restricted share of Billing Common Stock under the Billing 1996 Comprehensive Stock Plan for each restricted share of USLD Common Stock awarded under the USLD 1995 Employee Restricted Stock Plan as of the record date for the Distribution. For the Retained Employees and USLD Terminees, the restricted shares of Billing Common Stock will be held by Billing and will be subject to restrictions identical to those applicable to the underlying restricted shares of USLD Common Stock, which are and will continue to be held by USLD. For Billing Employees and Billing Terminees, their restricted shares of USLD Common Stock will continue to be held by USLD under the 1995 Employee Restricted Stock Plan, the Billing Common Stock will be subject to restrictions for the benefit of Billing identical to the restrictions for the benefit of USLD that are applicable to the underlying shares of USLD Common Stock and Billing will hold the restricted shares of Billing Common Stock under the Billing 1996 Comprehensive Stock Plan. Restricted shares of Billing Common Stock awarded as part of the Distribution shall be released by Billing from restrictions at the same time and on the same schedule as the restricted shares of USLD Common Stock retained, under the terms of the restrictions to which the grantee's award under the USLD 1995 Employee Restricted Stock Plan were subject. The Distribution shall not be deemed a termination of employment by any Retained Employee or Billing Employee for purposes of the USLD 1995 Restricted Stock Plan.

            (ii) GRANT OF STOCK OPTIONS. As soon as practicable after the date hereof and prior to the Distribution Date, Billing shall grant to (1) each Retained Employee or Billing Employee that is a grantee of a Nonqualified Award of an Existing USLD Stock Option under the USLD 1990 Employee Stock Option Plan, a Nonqualified Award of a Billing Stock Option to purchase a number of shares of Billing Common Stock under the Billing 1996 Comprehensive Stock Plan equal to the number of shares of USLD Common Stock purchasable under the Existing USLD Stock Option and (2) each non-employee director of USLD that is a grantee of an Existing USLD Stock Option under the USLD 1993 Non-Employee Director Plan, a Billing Stock Option to purchase a number of shares of Billing Common Stock under the Billing 1996 Comprehensive Stock Plan equal to the number of shares of USLD Common Stock purchasable under the Existing USLD Stock Option. The Billing Stock Options will be subject to the same terms and conditions of the corresponding Existing USLD Stock Options, except that the exercise price of the Billing Stock Options shall be set as described in paragraph 2.4(c)(iii) and the Distribution shall not be deemed a termination of employment of any Retained Employee or Billing Employee for purposes of the USLD 1990 Employee Stock Option Plan or the Billing 1996 Comprehensive Stock Plan. The Existing USLD Stock Options shall remain in effect with the same terms and conditions, including that the same number of shares of USLD Common Stock shall be purchasable upon exercise thereof, except that the exercise price of the Existing USLD Stock Options shall be adjusted pursuant to paragraph 2.4(c)(iii).

      (iii) ADJUSTMENT AND SETTING OF EXERCISE PRICES. The adjusted exercise price (the "Adjusted USLD Option Exercise Price") of each Existing USLD Stock Option and the exercise price of the related Billing Stock Option shall be as follows. The Adjusted USLD Option Exercise Price shall equal the product of (1) the exercise price of the Existing USLD Stock Option multiplied by (2) the ratio of (a) the Post Conversion Stock Price of USLD Common Stock to (b) the sum of
(x) the Post Conversion Stock Price of the USLD Common Stock plus (y) the Post Conversion Stock Price of the Billing Common Stock. The exercise price of the related Billing Stock Option shall equal the product of (1) the exercise price of the related Existing USLD Stock Option multiplied by (2) the ratio of (a) the Post Conversion Stock Price of Billing Common Stock to (b) the sum of (x) the Post Conversion Stock Price of the Billing Common Stock plus (y) the Post Conversion Stock Price of the USLD Common Stock.

      (d) COMMUNICATION REGARDING TERMINATION OF EMPLOYMENT, VESTING AND LAPSE OF RESTRICTIONS. USLD shall promptly notify Billing of the termination of employment of any Retained Employee holding Billing Stock Options or restricted shares of Billing Common Stock and of any amendment to an Existing USLD Stock Option held by a Retained Employee holding a related Billing Stock Option. Billing shall promptly notify USLD of the termination of employment of any Billing Employee holding an Existing USLD Stock Option or restricted shares of USLD Common Stock and of any amendment to a Billing Stock Option held by a Billing Employee holding a related Existing USLD Stock Option.
Such notices with respect to termination shall specify the date of termination, the reason for termination (e.g. for cause, without cause, upon a change of control, etc.), whether the termination is with or without written consent and that the impact that such termination has on any outstanding grant or award of options on restricted shares. Such notices with respect to amendments to an Existing USLD Stock Option or Billing Stock Option shall specify the amendment, the name of the Retained Employee or Billing Employee, as applicable, and such other information as the other party shall reasonably require. USLD agrees that each Existing USLD Stock Option held by a Billing Employee whose related Billing Stock Option is amended following the Distribution Date shall be deemed amended and shall be amended to the same extent as the related Billing Stock Option is amended without further action. Billing agrees that each Billing Stock Option held by a Retained Employee whose related Existing USLD Stock Option is amended following the Distribution Date shall be deemed amended and shall be amended to the same extent as the related Existing USLD Stock Option is amended without further action.


      (e) CHANGE IN CONTROL. Each Existing USLD Stock Option agreement provides or will provide, and each relating Billing Stock Option agreement will provide, that (a) upon a change of control (as defined in the applicable stock option agreement) of USLD, all nonvested Existing USLD Stock Options, whether held by a Retained Employee or a Billing Employee, and all nonvested Billing Stock Options held by Retained Employees shall immediately vest, and (b) upon a change of control (as defined in the applicable stock option agreement) of Billing, all nonvested Billing Stock Options, whether held by a Retained Employee or a Billing Employee, and all nonvested Existing USLD Stock Options held by Billing Employees shall immediately vest.


      (f) DETERMINATION OF CONSENT TO TERMINATION OF EMPLOYMENT OF BILLING EMPLOYEES UNDER USLD EMPLOYEE STOCK PLAN. USLD agrees that with respect to Billing Employees who hold USLD Stock Options under the USLD 1990 Employee Stock Plan, for purposes of Section 14 of the USLD 1990 Employee Stock Plan, the giving or withholding of consent to the termination of employment of a Billing Employee shall be as determined by Billing and stated in the notice of termination provided by Billing to USLD as required by Section 2.4(d) above.

      2.5   STOCK PURCHASE PLAN.


      (a) USLD STOCK PURCHASE PLAN. The current six-month enrollment period for the USLD Stock Purchase Plan shall close early on June 30, 1996, or such other date preceding the Distribution Date as the Plan administrator shall specify, and shares of USLD Common Stock shall be purchased for all eligible Plan participants so as to allow Plan participants to participate in the Distribution of the shares of Billing Common Stock. The next six-month enrollment period for the USLD Stock Purchase Plan shall begin on August 1, 1996, or such other date as the Plan Administrator shall specify following the Distribution Date.


      (b) BILLING STOCK PURCHASE PLAN. The Billing Stock Purchase Plan, approved by USLD in its role as sole stockholder of Billing on July 10, 1996, but effective as of the date of effectiveness of Billing's Registration Statement on Form 10 filed under the Securities Exchange Act of 1934, as amended, shall begin its initial enrollment period on August 1, 1996, or such other date as Plan administrator shall specify following the Distribution Date. All Billing Employees who wish to participate in the Billing Stock Purchase Plan must so elect as provided by such Plan.

      2.6   MEDICAL/DENTAL PLAN LIABILITY AND COVERAGE.

      (a) USLD. USLD shall sponsor and continue the existing USLD Medical/Dental Plans and be responsible for providing medical/dental coverage, including appropriate stop-loss insurance, and assuming responsibility for the associated liabilities and accrued obligations of these plans relating to Retained Employees and Retained Individuals. The medical/dental plans to be sponsored and continued by USLD are listed on Schedule 2.6(a) attached to and incorporated into this Agreement.

      (b) BILLING. After the Distribution Date, Billing shall be responsible for providing medical/dental coverage and assuming responsibility for the associated liabilities and accrued obligations of and relating to all Billing Employees and their eligible dependents who will be offered participation in the Billing Medical/Dental Plan or plans on terms and conditions deemed appropriate by Billing. Billing Employees shall have no preexisting condition limitation imposed other than that which is or was imposed under their existing plan or plans, and they will be credited with any expenses incurred toward deductibles, out-of-pocket expenses, maximum benefit payments, and any benefit usage toward plan limits that would have been applicable to the plan in which they were enrolled prior to the Distribution. The medical/dental plans to be sponsored and continued by Billing are listed on Schedule 2.6(b) attached to and incorporated into this Agreement.

      (c)   CONTINUATION COVERAGE ADMINISTRATION.  As of the Distribution
Date, USLD or a Retained Subsidiary shall assume or retain and shall be solely responsible for, or cause its insurance carriers (including for this purpose HMOs and PPOs providing coverage) to be responsible for, the administration of the continuation coverage requirements imposed by Code Section 4980B and ERISA Sections 601 through 608 as they relate to any USLD Current Qualified Beneficiary or any USLD Future Qualified Beneficiary. As of the Distribution Date, USLD or a Retained Subsidiary shall assume or retain and shall be responsible for, or cause its insurance carriers (including for this purpose HMOs and PPOs providing coverage) to be responsible for, all liabilities and obligations in connection with coverage to be provided, claims incurred and premiums owed on or after the Cutoff Date under any USLD Medical/Dental Plan in respect of any USLD Current Qualified Beneficiary or any USLD Future Qualified Beneficiary. As of the Distribution Date, Billing or a Billing Subsidiary shall assume or retain and shall be solely responsible for, or cause it insurance carriers (including for this purpose HMOs and PPOs providing coverage) to be responsible for, the administration of the continuation coverage requirements imposed by Code Section 4980B and ERISA Sections 601 through 608 as they relate to any Billing Current Qualified Beneficiary or any Billing Future Qualified Beneficiary. As of the Distribution Date, Billing or a Billing Subsidiary shall assume or retain and shall be responsible for, or cause its insurance carriers (including for this purpose HMOs and PPOs providing coverage) to be responsible for, all liabilities and obligations in connection with coverage to be provided, claims incurred and premiums owed on or after the Cutoff Date under any Billing Medical/Dental Plan in respect of any Billing Current Qualified Beneficiary or any Billing Future Qualified Beneficiary.

      (d) In the event that subsequent to the Distribution Date, refunds are received from or additional premium adjustments become payable to carriers providing health or medical insurance where such amounts are the result of actual experience differing from that used to compute premiums for any periods prior to the Distribution Date, such refunds or obligations will be shared between USLD and Billing based on the following formula. Billings share will equal the percentage represented by the average number of Billing employees during the period to which the refund or obligation relates divided by the average total of Billing and USLD employees during such period. USLD's share will equal the percentage represented by the average number of USLD employees during the period to which the refund or obligation relates divided by the average total of Billing and USLD employees during such period.

      2.7   VACATION AND SICK PAY LIABILITIES.

      (a) DIVISION OF LIABILITIES. Effective on the Distribution Date, USLD shall retain, as to the Retained Employees, and, Billing shall assume, as to the Billing Employees, all accrued liabilities (whether vested or unvested, and whether funded or unfunded) for vacation and sick leave in respect of such employees as of the Cutoff Date. USLD shall be solely responsible for the payment of such vacation or sick leave to Retained Employees after the Cutoff Date and Billing shall be solely responsible for the payment of such vacation or sick leave to Billing Employees after the Cutoff Date. Each party shall provide to its own Employees on the Distribution Date the same vested and unvested balances of vacation and sick leave as credited to such Employee on the USLD payroll systems on the Cutoff Date. The preceding sentence shall not be construed as in any way limiting the right of either USLD or Billing to change its vacation or sick leave policies as it deems appropriate.

      (b) FUNDED RESERVES. Assets attributable to funded reserves for the vacation or sick leave liabilities being divided in accordance with Section 2.7(a) (whether held in a trust, a voluntary employees beneficiary association, or any other funding vehicle) shall be allocated in an appropriate and equitable manner between USLD and Billing.

      2.8 PRESERVATION OF RIGHT TO AMEND OR TERMINATE PLANS. Except as otherwise expressly provided in Article 2, no provisions of this Agreement, including, without limitation, the agreement of USLD or Billing, or any Retained Subsidiary or Billing Subsidiary, to make a contribution or payment to or under any Plan herein referred to for any period, shall be construed as a limitation on the right of USLD or Billing or any Retained Subsidiary or Billing Subsidiary to amend such Plan or terminate its participation therein which USLD or Billing or any Retained Subsidiary or Billing Subsidiary would otherwise have under the terms of such Plan or otherwise. No provision of this Agreement shall be construed to create a right in any employee or former employee, or dependent or beneficiary of such employee or former employee, under a Plan which such person would not otherwise have under the terms of the Plan itself.

      2.9 NOTICE. USLD and Billing acknowledge that USLD and the Retained Subsidiaries, on the one hand, and Billing and the Billing Subsidiaries, on the other hand, may incur costs and expenses, including, but not limited to, contributions to Plans and the payment of insurance premiums arising from or related to any of the Plans that are, as set forth in this Agreement, the responsibility of the other party hereto. Accordingly, USLD (and any Retained Subsidiary responsible therefor) and Billing (and any Billing Subsidiary responsible therefor) shall (i) give notice to the other party of the costs to be incurred prior to payment and (ii) demand that the other party which has the obligation to pay shall pay the cost and expense.

      2.10  PAYROLL REPORTING AND WITHHOLDING.

      (a)   FORM W-2 REPORTING.  Billing and USLD hereby adopt the
"alternative procedure" for preparing and filing IRS Forms W-2 (Wage and Tax Statements), as described in Section 5 of Revenue Procedure 84-77, 1984-2 IRS Cumulative Bulletin 753 ("Rev. Proc. 84-77"). Under this procedure Billing as the successor employer shall provide all required Forms W-2 to all Billing Individuals reflecting all wages paid and taxes withheld by both USLD as the predecessor and Billing as the successor employer for the entire year during which the Distribution takes place. USLD shall provide all required Forms W-2 to all Retained Individuals reflecting all wages and taxes paid and withheld by USLD before, on and after the Distribution Date. In connection with the aforesaid agreement under Rev. Proc. 84-77, each business unit or business operation of USLD shall be assigned to either USLD or Billing, depending upon whether it is a Retained Business or a Billing Business, and each Retained Individual or Billing Individual associated with such business unit or business operation shall be assigned for payroll reporting purposes to USLD or Billing, as the case may be.

      (b) FORMS W-4 AND W-5. Billing and USLD agree to adopt the alternative procedure of Rev. Proc. 84-77 for purposes of filing IRS Forms W-4 (Employee's Withholding Allowance Certificate) and W-5 (Earned Income Credit Advance Payment Certificate). Under this procedure USLD shall provide to Billing as the successor employer all IRS Forms W-4 and W-5 on file with respect to each Billing Individual, and Billing will honor these forms until such time, if any, that such Billing Individual submits a revised form.

      (c) GARNISHMENTS, TAX LEVIES, CHILD SUPPORT ORDERS, QUALIFIED MEDICAL CHILD SUPPORT ORDERS AND WAGE ASSIGNMENTS. With respect to Employees with garnishments, tax levies, child support orders, qualified medical child support orders, and wage assignments in effect with USLD on the Cutoff Date, Billing with respect to each Billing Individual shall honor such payroll deduction authorizations or court or governmental orders applicable to Billing Plans, and will continue to make payroll deductions and payments to any authorized payee, as specified by the court or governmental order that was filed with USLD. Likewise, USLD with respect to each Retained Individual shall honor such payroll deduction authorization or court or governmental orders applicable to USLD Plans and will continue to make payroll deductions and payments to any authorized payee, as specified by the court or governmental order that was filed with USLD.

      (d) AUTHORIZATIONS FOR PAYROLL DEDUCTIONS. Unless otherwise prohibited or provided by this Agreement or another agreement entered into in connection with the Distribution, or by a Plan document, with respect to Employees with authorizations for payroll deductions in effect with USLD on the Cutoff Date, Billing as the successor employer will honor such payroll deduction authorizations relating to each Billing Individual, including, without limitation, scheduled loan repayments to the 401(k) Retirement Plan and direct deposit of payroll, bonus advances and types of authorized company receivables usually collectible through payroll deductions, and shall not require that such Billing Individual submit a new authorization to the extent that the type of deduction by Billing does not differ from that made by USLD.

                                   ARTICLE 3

                         LABOR AND EMPLOYMENT MATTERS

      Notwithstanding any other provision of this Agreement or any other Agreement between USLD and Billing to the contrary, USLD and Billing understand and agree that:

      3.1 SEPARATE EMPLOYERS. After the Distribution Date and the separation of Employees into their respective companies, USLD and Billing will be separate and independent employers.

      3.2 EMPLOYMENT POLICIES AND PRACTICES. USLD and Billing may adopt, continue, modify or terminate such employment policies, compensation practices, retirement plans, welfare benefit plans, and other employee benefit plans or policies of any kind or description, as each may determine, in its sole discretion, are necessary and appropriate.

      3.3   CLAIMS.

      (a) SCOPE. This section is intended to allocate all liabilities for employment-related claims involving USLD or Billing including, but not limited to, claims against either or both USLD and Billing and their respective officers, directors, agents and employees, or against or by their respective employee benefit plans and plan administrators and fiduciaries; provided, however, that this section shall not apply to any indemnification between the parties for matters and services contemplated in that certain Transitional Services and Sublease Agreement between the parties dated July 10, 1996 and effective as of the Distribution Date.

      (b) EMPLOYMENT-RELATED CLAIMS. An employment-related claim shall include any actual or threatened lawsuit, arbitration, ERISA claim, or federal, state or local judicial or administrative proceeding of whatever kind involving a demand by or on behalf of or relating to Retained Individuals or Billing Individuals, or by or relating to any federal, state or local government agency alleging liability against USLD or Billing, or against any employee health, welfare, deferred compensation or other benefit plan and/or their respective officers, directors, agents, employees, administrators, trustees and fiduciaries.

      (c) OBLIGATION TO INDEMNIFY. The duty of a party to indemnify, defend and hold harmless the other party under this Section 3.3 shall include the following obligations of the party having such duty: to provide a legal defense and incur all attorneys' fees and litigation costs that may be associated with such a defense; to pay all costs of settlement or judgment where the indemnifying party has the full duty to do so or to pay the full percentage of the party's share when the duty is only a percentage of the full settlement or judgment; and to hold harmless from all claims and costs that may be asserted with or arising from the duty of the indemnifying party to defend and indemnify.

      (d)   PRE-DISTRIBUTION CLAIMS.

            (i) USLD shall indemnify, defend and hold harmless Billing from any employment-related claims of a Retained Individual arising from acts occurring on or before the Cutoff Date.

            (ii) Billing shall indemnify, defend and hold harmless USLD from any employment-related claims of a Billing Individual arising from acts occurring on or before the Cutoff Date.

      (e) DISTRIBUTION AND OTHER JOINT LIABILITY CLAIMS. Where employment-related claims alleging or involving joint and several liability asserted against USLD and Billing are not separately traceable to liabilities relating to Retained Individuals or Billing Individuals, any liability shall be appointed between USLD and Billing in accordance with the percentage that each party's Employees represents of the combined total number of Employees of both parties, as described below. The percentage of the liability assumed by USLD shall equal the ratio of (i) the total number of Retained Employees on the Distribution Date to (ii) the combined total number of Retained Employees and Billing Employees on such date. The percentage of the liability assumed by Billing shall equal the ratio of (i) the total number of Billing Employees on the Distribution Date, to (ii) the combined total number of Retained Employees and Billing Employees on such date. Each party will indemnify, defend and hold harmless the other to the extent of the indemnifying party's apportioned percentage determined in accordance herewith.

      (f) POST-DISTRIBUTION EMPLOYMENT-RELATED CLAIMS. Employment related claims arising from acts occurring after the Distribution and division of the Employees between the parties and not relating to, arising from, or in connection with the Distribution will be the sole responsibility of USLD as to Retained Individuals and of Billing as to Billing Individuals. Each Company will indemnify, defend, and hold harmless the other from employment-related claims of the other company.

      3.4 FUNDING OF PLANS. Without limitation to the scope and application of Section 3.3, any claims by or on behalf of Employees or any federal, state or local government agency for alleged underfunding of, or failure to make payments to, health and welfare funds based on acts or omissions occurring on or before the Cutoff Date or arising from or in connection with the Distribution, will be the sole responsibility of each party as to its own employees (i.e., USLD with respect to Retained Individuals and Billing with respect to Billing Individuals), and the responsible party will indemnify, defend, and hold harmless the other from any such claims.

      3.5 NOTICE OF CLAIMS. Without limitation to the scope and application to each party in the performance of its duties under Section 3.3 and 3.4 herein, each party will notify in writing and consult with the other party prior to making any settlement of an employee claim, for the purpose of avoiding any prejudice to such other party arising from the settlement.

      3.6 ASSUMPTION OF EMPLOYMENT TAX RATES. Changes in state unemployment tax experience as of the Cutoff Date shall be handled as follows: In the event an option exists to allocate state unemployment tax experience of USLD, the USLD experience shall be transferred to Billing if this results in the lowest aggregate unemployment tax costs for both USLD and

Billing combined, and the USLD experience shall be retained by USLD if this results in the lowest aggregate unemployment tax costs for USLD and Billing combined.

      3.7 INTERCOMPANY SERVICE CHARGE. Legal, professional, managerial, administrative, clerical, consulting and support or production services provided to one party by personnel of the other party, upon the request of the first party or when such services are otherwise required by this Agreement between Billing and USLD, shall be charged to the party receiving such services on commercially reasonable terms to be negotiated (or in accordance with the provisions of any applicable agreement between the parties).

      3.8 WARN CLAIMS. Before and after the Distribution Date, each party shall comply in all material respects with the Worker Adjustment and Retraining Act ("WARN"). USLD shall be responsible for WARN claims relating to Retained Individuals or to Employees who prior to the Distribution Date were employed in a Retained Business. Billing shall be responsible for WARN Claims relating to Billing Individuals or to Employees who prior to the Distribution Date were employed in a Billing Business. Each party shall indemnify, defend and hold harmless the other in connection with WARN Claims for which the indemnitor is responsible and which are brought against the indemnitee.

      3.9 EMPLOYEES ON LEAVE OF ABSENCE. After the Distribution Date, USLD shall assume responsibility, if any, as employer for all Employees returning from an approved leave of absence who prior to the Distribution Date were employed in a Retained Business. After the Distribution Date, Billing shall assume responsibility, if any, as employer for all Employees returning from an approved leave of absence who prior to the Distribution Date were employed in a Billing Business.

      3.10 NO THIRD-PARTY BENEFICIARY RIGHTS. Neither this Agreement nor any other intercompany agreement between Billing and USLD is intended to nor does it create any third party contractual or other common law rights. No person shall be deemed a third-party beneficiary of the agreement between Billing and USLD.

      3.11 ATTORNEY-CLIENT PRIVILEGE. Consistent with the provisions of the Distribution Agreement, the provisions herein requiring either party to this Agreement to cooperate shall not be deemed to be a waiver of the attorney/client privilege for either party or shall it require either party to waive its attorney/client privilege.

                                   ARTICLE 4

                                    DEFAULT

      4.1 DEFAULT. If either party materially defaults hereunder, the nondefaulting party shall be entitled to all remedies provided in the Distribution Agreement, including the arbitration of disputes set forth in
Section 11.13.

      4.2 FORCE MAJEURE. Billing and USLD shall incur no liability to each other due to a default under the terms and conditions of this Agreement resulting from fire, flood, war, strike, lock-out, work stoppage or slow-down, labor disturbances, power failure, major equipment breakdowns, construction delays, accident, riots, acts of God, acts of United States' enemies, laws, orders or at the insistence or result of any governmental authority or any other delay beyond each other's reasonable control.

                                   ARTICLE 5

                                 MISCELLANEOUS

      5.1 RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

      5.2 ACCESS TO INFORMATION; COOPERATION. USLD and Billing and their authorized agents will be given reasonable access to and may take copies of all information relating to the subjects of this Agreement (to the extent permitted by federal and state confidentiality laws) in the custody of the other party, including in the custody of any agent, contractor, subcontractor, agent or any other person or entity under contract by such party. The parties will provide one another with such information within the scope of this Agreement as is reasonably necessary to administer each party's Plans and to otherwise carry out the provisions of this Agreement. The parties will cooperate with each other to minimize the disruption caused by and such access and providing of information.

      5.3 ASSIGNMENT. Neither party shall, without the prior written consent of the other, have the right to assign any rights or delegate any obligations under this Agreement.

      5.4 HEADINGS. The headings used in this Agreement are inserted only for the purpose of convenience and reference, and in no way define or limit the scope or intent of any provision or part hereof.

      5.5 SEVERABILITY OF PROVISIONS. Neither USLD nor Billing intends to violate statutory or common law or existing contractual obligations by executing this Agreement. If any section, sentence, paragraph, clause or combination of provisions in this Agreement is in violation of any law, such sections, sentences, paragraphs, clauses or combinations shall be inoperative and the remainder of this Agreement shall remain in full force and effect and shall be binding upon the parties.

      5.6 PARTIES BOUND. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing herein, expressed or implied, shall be construed to give any other person any legal or equitable rights hereunder.

      5.7 NOTICES. All notices, consents, approvals and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given when delivered personally or by overnight courier or three days after being mailed by registered or certified mail (postage prepaid, return receipt requested) to the named representatives of the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

      (a)   if to USLD:

            U.S. Long Distance Corp.
            9311 San Pedro, Suite 100
            San Antonio, Texas 78216
            Attention:  W. Audie Long, General Counsel

      (b)   if to Billing:

            Billing Information Concepts Corp.
            9311 San Pedro, Suite 400
            San Antonio, Texas 78216
            Attention: Marshall N. Millard, Esq.
                      --------------------------

      Billing agrees that, upon the request of USLD, Billing will give copies of all of its notices, consents, approvals and other communications hereunder to any lender to USLD or other person specified by USLD.

      5.8 FURTHER ACTION. Billing and USLD each shall cooperate in good faith and take such steps and execute such papers as may be reasonably requested by the other party to implement the terms and provisions of this Agreement.

      5.9 WAIVER. Billing and USLD each agree that the waiver of any default under any term or condition of this Agreement shall not constitute a waiver of any subsequent default or nullify the effectiveness of that term or condition. All waivers must be in writing and must be signed by the party against whom the waiver is sought to be enforced.

      5.10 GOVERNING LAW. All controversies and disputes arising out of or under this Agreement shall be determined pursuant to the laws of the State of Texas regardless of the laws that might be applied under applicable principles of conflicts of law.

      5.11 CONSENT TO JURISDICTION. The parties irrevocably submit to the exclusive jurisdiction of (a) the courts of the State of Texas in Bexar County, or (b) any federal district court where there is federal jurisdiction for the purpose of any suit, action or other court proceeding arising out of this Agreement. The parties hereby irrevocably designate, appoint and empower the President of USLD or Billing, as the case may be, as its true and lawful agent and attorney-in-fact in its name, place and stead to receive on its behalf service of process in any action, suit, or proceeding with respect to any matters as to which it has submitted to jurisdiction as set forth in the immediately preceding sentence.

      5.12 ENTIRE AGREEMENT. This Agreement and the Distribution Agreement constitute the entire understanding between the parties hereto, and supersede all prior written or oral communications, relating to the subject matter covered by said agreements. No amendment, modification, extension or failure to enforce any condition of this Agreement by either party shall be deemed a waiver of any of its rights herein. This Agreement shall not be amended except by a writing executed by the parties.

      IN WITNESS HEREOF, the parties have executed this Agreement as of the date first above written.

                                          U.S. LONG DISTANCE CORP.,
                                          a Delaware corporation


                                          By:   /s/ Larry M. James
                                                ----------------------------
                                                Larry M. James
                                                President

                                          BILLING INFORMATION
                                          CONCEPTS CORP.,
                                          a Delaware corporation


                                          By:   /s/ Alan W. Saltzman
                                                ----------------------------
                                                Alan W. Saltzman
                                                President

                                SCHEDULE 2.6(a)

          [Medical/Dental Plans to be Sponsored and Continued by USLD]

                                SCHEDULE 2.6(b)

        [Medical/Dental Plans to be Sponsored and Established by Billing]